                                                                    Exhibit 32.1

            Certification of Principal Executive Officer Pursuant To
                             18 U.S.C. Section 1350
      As Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act Of 2002

I, Warren B. Kanders, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual
Report of Armor Holdings, Inc. on Form 10-K/A for the fiscal year ended December
31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934 and that information contained in such Annual
Report on Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Armor Holdings, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the
Securities and Exchange Commission or its staff upon request.

Date: July 20, 2006
                                                By: /s/ Warren B. Kanders
                                                --------------------------------
                                                Name:    Warren B. Kanders
                                                Title:   Chief Executive Officer